Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangible Assets
Goodwill
The Goodwill table presents goodwill balances by business segment at December 31, 2011 and 2010. Effective January 1, 2012, the Corporation changed its basis of presentation from six to five segments. For more information on this realignment, see Note 26 – Business Segment Information. The reporting units utilized for goodwill impairment tests are the business segments or one level below. The majority of the decline in goodwill during 2011 was due to goodwill impairment charges as described in this Note.

Goodwill

	December 31
(Dollars in millions)	2011	2010
Consumer & Business Banking	$29,986	$29,986
Consumer Real Estate Services	—	2,796
Global Banking	24,802	24,358
Global Markets	4,441	4,439
Global Wealth & Investment Management	9,928	9,928
All Other	810	2,354
Total goodwill	$69,967	$73,861

International Consumer Card Businesses
In connection with the Corporation’s announcement on August 15, 2011 of its intention to exit the international consumer card businesses, goodwill of approximately $1.9 billion was allocated, on a relative fair value basis, from the Card Services reporting unit within Consumer & Business Banking (CBB) to All Other as of September 30, 2011. Of the $1.9 billion of goodwill allocated to the international consumer card businesses, $526 million of goodwill was allocated, on a relative fair value basis, to the Canadian consumer card business which was sold on December 1, 2011.
During the three months ended December 31, 2011, a goodwill impairment test was performed for the European consumer card businesses reporting unit as it was likely that the carrying amount of the businesses exceeded the fair value due to a decrease in estimated future growth projections. The Corporation concluded that goodwill was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge of $581 million for the European consumer card businesses.
Consumer Real Estate Services
In connection with the sale of Balboa Insurance Company’s lender-placed insurance business on June 1, 2011, the Corporation allocated, on a relative fair value basis, $193 million of CRES goodwill to the business in determining the gain on the sale.
During the three months ended June 30, 2011, as a consequence of the BNY Mellon Settlement entered into by the Corporation on June 28, 2011, the adverse impact of the incremental mortgage-related charges, and the continued economic slowdown in the mortgage business, the Corporation performed a goodwill impairment test for the CRES reporting unit. The Corporation concluded that the remaining balance of goodwill of $2.6 billion was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge to reduce the carrying value of the goodwill in CRES to zero.
2011 Annual Impairment Test
During the three months ended September 30, 2011, the Corporation completed its annual goodwill impairment test as of June 30, 2011 for all reporting units. Based on the results of step one of the annual goodwill impairment test, the Corporation determined that step two was not required for any of the reporting units as their fair value exceeded their carrying value indicating there was no impairment. The realignment of the reportable segments did not have a material impact on the conclusions of the 2011 annual goodwill impairment test. For more information on the realignment of the segments, see Note 26 – Business Segment Information.
2010 Impairment Tests
In 2010, the Corporation performed a goodwill impairment test for the Card Services reporting unit within CBB due to the continued stress on the business and the uncertain debit card interchange provisions under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Financial Reform Act). The Corporation concluded that goodwill was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge of $10.4 billion to reduce the carrying value of the goodwill in the Card Services reporting unit within CBB.
During the three months ended December 31, 2010, the Corporation performed a goodwill impairment test for the CRES reporting unit as it was likely that there was a decline in its fair value as a result of increased uncertainties, including existing and potential litigation exposure and other related risks, higher servicing costs including those related to loss mitigation, foreclosure related issues and the redeployment of centralized sales resources. The Corporation concluded that goodwill was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge of $2.0 billion in CRES.
Intangible Assets
The table below presents the gross carrying amounts and accumulated amortization related to intangible assets at December 31, 2011 and 2010.

Intangible Assets

	December 31
	2011		2010
(Dollars in millions)	Gross Carrying Value	Accumulated Amortization	Gross Carrying Value	Accumulated Amortization
Purchased credit card relationships	$6,948	$4,775	$7,162	$4,085
Core deposit intangibles	3,903	2,915	5,394	4,094
Customer relationships	4,081	1,532	4,232	1,222
Affinity relationships	1,569	966	1,647	902
Other intangibles	2,476	768	3,087	1,296
Total intangible assets	$18,977	$10,956	$21,522	$11,599

Excluded from 2011 amounts are $3.2 billion of fully amortized intangible assets and $396 million of intangible assets sold as part of the consumer credit card portfolio sales that occurred during the year.
None of the intangible assets were impaired at December 31, 2011 or 2010. Amortization of intangibles expense was $1.5 billion, $1.7 billion and $2.0 billion in 2011, 2010 and 2009, respectively. The Corporation estimates aggregate amortization expense will be approximately $1.3 billion, $1.1 billion, $1.0 billion, $870 million and $770 million for 2012 through 2016, respectively.